UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

(610) 630-6357

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 3, 2021, AdaptHealth Corp. (the “Company”) held a special meeting of stockholders via live audio webcast (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the proposal described in more detail below and in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 20, 2020 (the “Proxy Statement”). At the beginning of the Special Meeting, there were 58,430,605 shares of Class A Common Stock present or represented by proxy, which represented 66.14% of the total shares of Class A Common Stock entitled to vote at the Special Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A Common Stock were entitled to one vote for each share of Class A Common Stock held as of the close of business on January 4, 2021, the record date for the Special Meeting.

The stockholders of the Company voted on the following proposal at the Special Meeting:

1. To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of the Company’s Class A Common Stock, par value $0.0001 per share, representing equal to or greater than 20% of the outstanding common stock or voting power of the Company issuable upon conversion of the Company’s “Series C Convertible Preferred Stock,” par value $0.0001 per share (“Series C Preferred Stock”), issued by the Company to the former equityholders of AeroCare Holdings, Inc. (“AeroCare”) pursuant to an Agreement and Plan of Merger entered into on December 1, 2020, by and among the Company, AH Apollo Merger Sub Inc., a Delaware corporation and a wholly-owned direct subsidiary of the Company, AH Apollo Merger Sub II Inc., a Delaware corporation and wholly-owned direct subsidiary of the Company, AeroCare Holdings, Inc., a Delaware corporation, and Peloton Equity, LLC, a Delaware limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the AeroCare equityholders, by removal of the conversion restriction that prohibits such conversion of Series C Preferred Stock (the “Proposal”).

The voting results for the Proposal are set forth below.

For	Against	Abstain
58,408,854	14,642	7,109

Based on the votes set forth above, the stockholders approved the Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AdaptHealth Corp.

By:	/s/ Jason Clemens
Jason Clemens
Chief Financial Officer

Dated: March 4, 2021